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                                                                    EXHIBIT 99.2

                                                                      SCHEDULE V

                      VALLEY FORGE LIFE INSURANCE COMPANY
                 VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

-------------------------------------------------------------------------------------------------------------------
                                              BALANCE                                                      BALANCE
                                                AT         CHARGED TO     CHARGED TO                         AT
                                             BEGINNING     COSTS AND        OTHER                           END OF
(In thousands of dollars)                    OF PERIOD      EXPENSES        AMOUNTS        DEDUCTIONS       PERIOD
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
  Deducted from assets:
    Allowance for doubtful accounts:
      Insurance receivables..............     $377.8         $245.6           $  -           $338.7          $284.7
                                              ======         ======           ====           ======          ======

YEAR ENDED DECEMBER 31, 1996
  Deducted from assets:
    Allowance for doubtful accounts:
      Insurance receivables..............     $175.2         $211.7           $  -           $  9.1          $377.8
                                              ======         ======           ====           ======          ======

YEAR ENDED DECEMBER 31, 1995
  Deducted from assets:
    Allowance for doubtful accounts:
      Insurance receivables..............     $    -         $228.7           $  -           $ 53.5          $175.2
                                              ======         ======           ====           ======          ======
-------------------------------------------------------------------------------------------------------------------

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